Press Release	Exhibit 99.1

Acutus Medical Reports First Quarter 2023 Financial Results
CARLSBAD, Calif., May 11, 2023 (GLOBE NEWSWIRE) — Acutus Medical, Inc. (“Acutus” or the “Company”) (Nasdaq: AFIB), an arrhythmia management company focused on improving the way cardiac arrhythmias are diagnosed and treated, today reported results for the first quarter of 2023.
Recent Highlights:
•Reported revenue of $4.2 million for the first quarter of 2023, a 13% increase compared to $3.7 million for the same quarter last year
•Continued improvement in financial performance with year-over-year reductions of 58% in GAAP operating expenses, and year-over-year reductions of 39% in both non-GAAP operating expenses and cash burn for the first quarter of 2023
•Increased full year revenue outlook to $19.0 million-$21.0 million, reflecting strong double-digit growth
•Announced publication of the RECOVER AF study, which underscored AcQMap’s differentiated offering for retreatment procedures and ability to fulfill a major unmet need in the market

“We are pleased with the advancement of our key strategic initiatives thus far in 2023 as we set the foundation for stronger growth”, said David Roman, President & CEO of Acutus. “In addition to year-over-year revenue growth, our first quarter results demonstrated further progress in our effort to strengthen the Company’s financial position with year-over-year improvements in non-GAAP gross margin, operating expenses, and cash burn.”
First Quarter 2023 Financial Results
Revenue was $4.2 million for the first quarter of 2023, an increase of 13% compared to $3.7 million for the first quarter of 2022. The improvement over the same quarter last year was driven by higher AcQMap disposable revenue in markets outside the United States, increased Service, Rent and Other Revenue, and sales through the Company’s distribution agreement with Medtronic.
Gross margin on a GAAP basis was negative 63% for the first quarter of 2023 compared to negative 89% for the same quarter last year. The improvement was primarily driven by a higher production volume, lower manufacturing variances, and a significantly reduced manufacturing overhead structure.
Operating expenses consisting of research and development and selling, general and administrative expenses on a GAAP basis were $15.7 million for the first quarter of 2023 compared with $22.4 million for the same quarter last year. Non-GAAP operating expenses were $13.9 million for the first quarter of 2023 compared with $22.7 million in the same quarter last year. The decrease in operating expenses on both a GAAP and Non-GAAP basis resulted from the Company’s restructuring actions in the first half of 2022, reduced by discretionary spend, and the reprioritization of certain research and development programs.
Net loss on a GAAP basis was $16.3 million for the first quarter of 2023 and net loss per share was $0.57 on a weighted average basic and diluted outstanding share count of 28.8 million, compared to a net loss of $40.0 million and a net loss per share of $1.42 on a weighted average basic and diluted outstanding share count of 28.1 million in the same period of the prior year.
Excluding amortization of acquired intangibles, non-cash stock-based compensation expense, restructuring charges, change in fair value of warrant liability, change in the fair value of contingent consideration and gain on sale of business, the Company’s non-GAAP net loss for the first quarter of 2023 was $16.8 million, or $0.59 per share, compared to a net loss of $28.5 million, or $1.00 per share, for the first quarter of 2022.
Cash, cash equivalents, marketable securities and restricted cash were $76.7 million as of March 31, 2023.
2023 Outlook
The company now expects full year 2023 revenue to be in a range from $19.0-$21.0 million.

Non-GAAP Financial Measures
This press release includes references to non-GAAP net loss and non-GAAP basic and diluted net loss per share, which are non-GAAP financial measures, to provide information that may assist investors in understanding the Company’s financial results and assessing its prospects for future performance. The Company believes these non-GAAP financial measures are important indicators of its operating performance because they exclude items that are primarily non-cash accounting line items unrelated to, and may not be indicative of, the Company’s core operating results. These non-GAAP financial measures, as Acutus calculates them, may not necessarily be comparable to similarly titled measures of other companies and may not be appropriate measures for comparing the performance of other companies relative to the Company. These non-GAAP financial results are not intended to represent and should not be considered to be more meaningful measures than, or alternatives to, measures of operating performance as determined in accordance with GAAP. Non-GAAP net loss is defined as net loss before income taxes, adjusted for stock-based compensation, amortization of acquisition-related intangibles, employee retention credit, goodwill impairment, restructuring charges, changes in the fair value of contingent consideration, gain on sale of business, loss on debt extinguishment and change in fair value of warrant liability and other adjustments. To the extent such non-GAAP financial measures are used in the future, the Company expects to calculate them using a consistent method from period to period. A reconciliation of the most directly comparable GAAP financial measure to the non-GAAP financial measure has been provided under the heading “Reconciliation of GAAP Results to Non-GAAP Results” in the financial statement tables attached to this press release.

Webcast and Conference Call Information
Acutus will host a conference call to discuss the first quarter 2023 financial results after market close on Thursday, May 11, 2023 at 1:30 p.m. Pacific Time / 4:30 p.m. Eastern Time. To access the live call via telephone, please register in advance using the link: https://register.vevent.com/register/BIa1254f845156421eb004052b75889416. Upon registering, each participant will receive an email confirmation with dial-in numbers and a unique personal PIN that can be used to join the call. The live webinar of the call may be accessed at https://ir.acutusmedical.com.
About Acutus
Acutus is an arrhythmia management company focused on improving the way cardiac arrhythmias are diagnosed and treated. Acutus is committed to advancing the field of electrophysiology with a unique array of products and technologies which will enable more physicians to treat more patients more efficiently and effectively. Through internal product development, acquisitions and global partnerships, Acutus has established a global sales presence delivering a broad portfolio of highly differentiated electrophysiology products that provide its customers with a complete solution for catheter-based treatment of cardiac arrhythmias. Founded in 2011, Acutus is based in Carlsbad, California.
Caution Regarding Forward-Looking Statements
This press release includes statements that may constitute “forward-looking” statements, usually containing the words “believe,” “estimate,” “project,” “expect” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, the Company’s ability to continue to manage expenses and cash burn rate at sustainable levels, continued acceptance of its products in the marketplace, the effect of global economic conditions on the ability and willingness of customers to purchase the Company’s systems and the timing of such purchases, competitive factors, changes resulting from healthcare policy in the United States and globally including changes in government reimbursement of procedures, dependence upon third-party vendors and distributors, timing of regulatory approvals, the impact of the coronavirus (COVID-19) pandemic and Acutus’ response to it and other risks discussed in the Company’s periodic and other filings with the Securities and Exchange Commission. By making these forward-looking statements, Acutus undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:	Media Contact:
Caroline Corner	Rhiannon Pickus
Westwicke ICR	Acutus Medical, Inc.
D: 415-202-5678	M: 442-232-6094
caroline.corner@westwicke.com	Rhiannon.Pickus@acutus.com

ACUTUS MEDICAL, INC.
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	March 31, 2023	December 31, 2022
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$22,738	$25,584
Marketable securities, short-term	46,839	44,863
Restricted cash, short-term	7,139	5,764
Accounts receivable	5,340	21,085
Inventory	14,938	13,327
Employer retention credit receivable	2,562	4,703
Prepaid expenses and other current assets	2,232	2,541
Total current assets	101,788	117,867

Property and equipment, net	8,145	9,221
Right-of-use asset, net	3,708	3,872
Intangible assets, net	1,533	1,583
Other assets	822	897
Total assets	$115,996	$133,440

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$5,569	$4,721
Accrued liabilities	7,302	9,686
Contingent consideration, short-term	2,000	1,800
Operating lease liabilities, short-term	339	319
Warrant liability	1,900	3,346
Total current liabilities	17,110	19,872

Operating lease liabilities, long-term	3,883	4,103
Long-term debt	34,526	34,434
Other long-term liabilities	11	12
Total liabilities	55,530	58,421

Commitments and contingencies

Stockholders' equity
Preferred stock, $0.001 par value; 5,000,000 shares authorized as of March 31, 2023 and December 31, 2022; 6,666 shares of the preferred stock, designated as Series A Common Equivalent Preferred Stock, are issued and outstanding as of March 31, 2023 and December 31, 2022	—	—
Common stock, $0.001 par value; 260,000,000 shares authorized as of March 31, 2023 and December 31, 2022; 28,894,080 and 28,554,656 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	29	29
Additional paid-in capital	595,864	594,173
Accumulated deficit	(534,629)	(518,314)
Accumulated other comprehensive loss	(798)	(869)
Total stockholders' equity	60,466	75,019
Total liabilities and stockholders' equity	$115,996	$133,440

ACUTUS MEDICAL, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2023	2022
	(unaudited)
Revenue	$4,170	$3,681
Cost of products sold	6,790	6,941
Gross profit	(2,620)	(3,260)

Operating expenses (income):
Research and development	6,117	8,003
Selling, general and administrative	9,565	14,385
Goodwill impairment	—	12,026
Restructuring	12	949
Change in fair value of contingent consideration	200	7
Gain on sale of business	(1,207)	—
Total operating (income) expenses	14,687	35,370
Loss from operations	(17,307)	(38,630)

Other income (expense):
Change in fair value of warrant liability	1,446	—
Interest income	853	24
Interest expense	(1,307)	(1,411)
Total other income (expense), net	992	(1,387)
Loss before income taxes	(16,315)	(40,017)
Income tax benefit	—	—
Net loss	$(16,315)	$(40,017)

Other comprehensive income (loss):
Unrealized gain (loss) on marketable securities	12	(57)
Foreign currency translation adjustment	59	(166)
Comprehensive loss	$(16,244)	$(40,240)

Net loss per common share, basic and diluted	$(0.57)	$(1.42)
Weighted average shares outstanding, basic and diluted	28,764,444	28,118,090

ACUTUS MEDICAL, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2023	2022
	(unaudited)
Cash flows from operating activities
Net loss	$(16,315)	$(40,017)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	1,297	1,567
Amortization of intangible assets	50	160
Non-cash stock-based compensation expense	1,904	3,032
(Accretion of discounts) amortization of premiums on marketable securities, net	(527)	173
Amortization of debt issuance cost	104	378
Amortization of operating lease right-of-use assets	164	160
Goodwill impairment	—	12,026
Gain on sale of business, net	(1,207)	—
Change in fair value of warrant liability	(1,446)	—
Loss on disposal of property and equipment	38	—
Change in fair value of contingent consideration	200	7
Changes in operating assets and liabilities:
Accounts receivable	(11)	655
Inventory	(1,611)	(1,212)
Employer retention credit receivable	2,141	—
Prepaid expenses and other current assets	391	(3,487)
Other assets	75	120
Accounts payable	873	(2,641)
Accrued liabilities	(2,433)	1,532
Operating lease liabilities	(201)	(14)
Other long-term liabilities	(1)	(48)
Net cash used in operating activities	(16,515)	(27,609)

Cash flows from investing activities
Proceeds from sale of business	17,000	—
Purchases of available-for-sale marketable securities	(28,019)	—
Sales of available-for-sale marketable securities	—	2,500
Maturities of available-for-sale marketable securities	26,500	14,587
Purchases of property and equipment	(232)	(1,088)
Net cash provided by investing activities	15,249	15,999

Cash flows from financing activities
Proceeds from the exercise of stock options	4	66
Repurchase of common shares to pay employee withholding taxes	(217)	—
Proceeds from employee stock purchase plan	—	182
Payment of contingent consideration	—	(290)
Net cash used in financing activities	(213)	(42)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	8	(100)

Net change in cash, cash equivalents and restricted cash	(1,471)	(11,752)
Cash, cash equivalents and restricted cash, at the beginning of the period	31,348	24,221
Cash, cash equivalents and restricted cash, at the end of the period	$29,877	$12,469

Supplemental disclosure of cash flow information:
Cash paid for interest	$1,207	$1,025

Supplemental disclosure of noncash investing and financing activities:
Accounts receivable from sale of business	$1,244	$—
Change in unrealized (gain) loss on marketable securities	$(12)	$57
Change in unpaid purchases of property and equipment	$(25)	$(97)
Contingent consideration escrow release	$—	$17

ACUTUS MEDICAL, INC.
Reconciliation of GAAP Results to Non-GAAP Results
(in thousands)
(unaudited)

Three Months Ended March 31, 2023	Cost of Products Sold	Research and Development	Selling, General and Administrative	Loss from Operations	Other Income (Expense), Net	Net Loss	Basic and Diluted EPS
Reported	$6,790	$6,117	$9,565	$(17,307)	$992	$(16,315)	$(0.57)
Amortization of acquired intangibles	(50)	—	—	50	—	50	0.00
Stock-based compensation	(74)	(346)	(1,484)	1,904	—	1,904	0.07
Restructuring charges	—	—	—	12	—	12	0.00
Change in fair value of warrant liability	—	—	—	—	(1,446)	(1,446)	(0.05)
Change in fair value of contingent consideration	—	—	—	200	—	200	0.00
Gain on sale of business	—	—	—	(1,207)	—	(1,207)	(0.04)
Adjusted	$6,666	$5,771	$8,081	$(16,348)	$(454)	$(16,802)	$(0.59)

Three Months Ended March 31, 2022	Cost of Products Sold	Research and Development	Selling, General and Administrative	Loss from Operations	Other Expense, Net	Net Loss	Basic and Diluted EPS
Reported	$6,941	$8,003	$14,385	$(38,630)	$(1,387)	$(40,017)	$(1.42)
Amortization of acquired intangibles	(155)	—	(5)	160	—	160	0.01
Stock-based compensation	(226)	(514)	(2,292)	3,032	—	3,032	0.11
Employee retention credit	1,503	1,394	1,742	(4,639)	—	(4,639)	(0.16)
Goodwill impairment	—	—	—	12,026	—	12,026	0.43
Restructuring charges	—	—	—	949	—	949	0.03
Change in fair value of contingent consideration	—	—	—	7	—	7	0.00
Adjusted	$8,063	$8,883	$13,830	$(27,095)	$(1,387)	$(28,482)	$(1.00)

ACUTUS MEDICAL, INC.
Key Business Metrics
(unaudited)
Installed Base and Procedure Volumes
The total installed base which includes AcQMap Systems as of March 31, 2023 and 2022 are as follows:

	As of March 31,
	2023	2022
Acutus
U.S.	28	39
Outside the U.S.	49	38
Total Acutus net system placements	77	77

Procedure volumes for the three months ended March 31, 2023 and 2022 are as follows:

	Three Months Ended
	March 31,
	2023	2022
Procedure volumes	451	465
Revenue
The following table sets forth the Company’s revenue for disposables, systems and service/other for the three months ended March 31, 2023 and 2022 (in thousands):

	Three Months Ended
	March 31,
	2023	2022
Disposables	$3,426	$3,211
Systems	—	—
Service / other	744	470
Total revenue	$4,170	$3,681
The following table presents revenue by geographic location for the three months ended March 31, 2023 and 2022 (in thousands):

	Three Months Ended
	March 31,
	2023	2022
United States	$2,248	$2,023
Outside the United States	1,922	1,658
Total revenue	$4,170	$3,681